UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08191

Name of Fund:	Bullfinch Fund, Inc.

Fund Address:	3909 Rush Mendon Road
Mendon, New York 14506

Name and address of agent for service:	Christopher Carosa, President,
Bullfinch Fund, Inc., 3909 Rush Mendon Road,
Mendon, New York 14506
Mailing address: 3909 Rush Mendon Road
Mendon, New York 14506

Registrant’s telephone number, including area code: (585) 624-3650

Date of fiscal year end: 10/31/23

Date of reporting period: 11/01/22 - 4/30/23

Item 2 - CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, its principal financial officer, principal accounting officer, controller, as well as any other officers and persons providing similar functions. This code of ethics is included as Exhibit 11(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics were granted.

Item 3 - AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors determined that the registrant does not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2 (b) of Item 3 of Form N-CSR. It was the consensus of the board that, although no one individual Audit Committee member meets the technical definition of an audit committee financial expert, the Committee has sufficient expertise collectively among its members to effectively discharge its duties and that the Committee will engage additional expertise if needed.

Item 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. Since the accounting fees were approved by the Board of Directors in total, the principal accountant has provided an estimate of the split between audit and preparation of the tax filings.

	10/31/22	10/31/2021
Audit Fees	$15,650	$14,950
Audit-Related Fees	$0	$0
Tax Fees	$2,150	$2,100
All Other Fees	$0	$0

The Audit Committee of the registrant’s Board of Directors recommends a principal accountant to perform audit services for the registrant. Each year, the registrant’s Board of Directors vote to approve or disapprove the principal accountant recommended by the Audit Committee for the following year’s accounting work.

Item 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

Item 6 - INVESTMENTS

Item 6(a) -The list of investments is included in the shareholder report.

Item 6(b) -Not applicable.

Item 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT

INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 8 - PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

Item 9 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

Item 11(a) - The registrant’s principal executive and principal financial officer has determined that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on the evaluation of these controls and procedures are effective as of a date within 90 days prior to the filing date of this report.

Item 11(b) - There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3 (d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13 - EXHIBITS.

(a)(1) Code of Ethics - (incorporated by reference to Bullfinch Fund, Inc.; 333-26321; 811-08191; Form N-1A filed on October 30, 2003 with Accession Number 0001038199-02-000005).

(a)(2) Certifications pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bullfinch Fund, Inc.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.
Date: June 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Carosa
Christopher Carosa,
President of Bullfinch Fund, Inc.
Date: June 23, 2023

Bullfinch Fund, Inc.

3909 Rush Mendon Road

Mendon, New York 14506

(585) 624-3150

1-888-BULLFINCH

(1-888-285-5346)

Unrestricted Series

Greater Western New York Series

Semi-Annual Report

April 30, 2023

(Unaudited)

1

Management’s Discussion of Fund Performance

June 22, 2023

Dear Fellow Shareholders:

We are very proud to present the April 2023 Semi-Annual Report of Bullfinch Fund, Inc. This report contains the unaudited financial statements for both the Unrestricted Series and the Greater Western New York Series.

Things seemed to be going smoothly in the first quarter until the bank crisis scared everyone in mid-March. Since then, however, markets have appeared to have weathered that storm.

In the first quarter of 2023, everything was going well until Silicon Bank Valley (SVB) failed, apparently the victim of an internet-based bank run. At the same time, Signature Bank in New York also failed, this one dealing with cryptocurrency exposure. At the time, however, fears ran through the markets that these would not be isolated events.

Not only did this spook the markets, but it also caused the Federal Reserve to rethink its well-thought-out strategy for the remainder of the year. While the Fed went ahead and increased rates later in March, bond yields failed to recover from their pre-bank fail levels.

In terms of individual stock performance for the past six months, the Unrestricted Series was led by Meritage Homes Corporation, Reliance Steel & Aluminum Co., and Microsoft Corp., all up 20% or more. Of the stocks held for the full reporting period, Adeia Inc., Xperi Inc., and CVS Health Corp., fell the most (by 20% or more).

In the Greater Western New York Series, Astronics Corp., Taylor Devices Inc, and Graham Corp., led the way, each up by roughly 50% or more. On the downside, Rite Aid Corp. and M&T Bank Corp., and Community Bank System fell by more than 20%.

The last six months have been a welcome rebound for our portfolios, even as the economy seems stuck in a malaise teetering between crushing inflationary pressures and the threat of a return of a recession. Again, we have positioned the portfolios to defend themselves on the downside. At the same time, should a recession reappear, we are ready to take advantage and do some buying as the market falls.

We wish to thank our shareholders for expressing their confidence in us and wish you continued good fortune.

Best Regards,

Bullfinch Fund, Inc.

Christopher Carosa, CTFA

President

2

BULLFINCH FUND INC.

PERFORMANCE SUMMARY

The graph below represents the changes in value for an initial $10,000 investment in the BULLFINCH Fund from 11/1/12 to 4/30/23. These changes are then compared to a $10,000 investment in the Value Line Geometric Index. The Value LINE Geometric Index (VLG) is an unmanaged index of between 1,600 and 1,700 stocks. Value Line states “The VLG was intended to provide a rough approximation of how the median stock in the Value Line Universe performed. The VLG also has appeal to institutional investors as a proxy for the so-called ‘multi-cap’ market because it includes large cap, mid cap and small cap stocks alike.” The Fund feels it is an appropriate benchmark because the Fund’s portfolios are multi-cap portfolios. The Fund’s returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Bullfinch Fund Inc.	Value Line	Bullfinch Fund Inc.	Value Line
Unrestricted Series (Solid) vs. Geometric Index (Dashed)		Greater WNY Series (Solid) vs. Geometric Index (Dashed)

Year ending 10/12 10/13 10/15 10/17 10/18 10/19 10/20 10/21 10/22 4/23		Year ending 10/12 10/13 10/15 10/17 10/18 10/19 10/20 10/21 10/22 4/23

Annualized Returns Ending 4/30/2023	Bullfinch Fund Inc. Unrestricted Series	Value Line Geometric Index	Annualized Returns Ending 4/30/2023	Bullfinch Fund Inc. Greater WNY Series	Value Line Geometric Index

One – Year	+2.97%	-5.89%	One – Year	-2.10%	-5.89%
Five – Year	+6.26%	+0.02%	Five – Year	+3.59%	+0.02%
Ten – Year	+8.31%	+3.02%	Ten – Year	+5.54%	+3.02%

3

UNRESTRICTED SERIES

(A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF

April 30, 2023

(UNAUDITED)

4

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2023 (UNAUDITED)

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $4,462,232	$9,270,527

Cash & Cash Equivalents	1,659,123

Accrued Interest and Dividends	14,192

Prepaid Expenses	4,498

Total Assets	10,948,340

LIABILITIES

Accrued Expenses	8,190

Due to Investment Adviser	9,189

Total Liabilities	17,379

NET ASSETS

Net Assets at April 30, 2023	$10,930,961

COMPOSITION OF NET ASSETS

Net Capital Paid In on Shares of Capital Stock	$6,518,488

Total Distributable Earnings	4,412,473

Net Assets (Equivalent to $23.79 per share based on 459,384.361 share of stock outstanding)	$10,930,961

The accompanying notes are an integral part of these statements

5

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2023 (UNAUDITED)

	Shares	Historical Cost	Fair Value

Level 1 – Common Stocks – 84.82%

* ASTERISK DENOTES A NON INCOME PRODUCING SECURITY

Computers – Software – 14.75%
Adobe Inc.*	1,100	$28,660	$415,316
Microsoft Corp.	2,200	50,534	675,972
Oracle Corp.	5,500	56,122	520,960
		135,316	1,612,248

Medical Products and Supplies – 10.84%
Bristol-Myers Squibb Co.	7,100	359,371	474,067
Edwards Lifesciences*	3,300	52,806	290,334
Johnson & Johnson	2,400	136,714	392,880
Medtronic PLC	300	22,701	27,285
		571,592	1,184,566

Building & Related – 6.85%
Meritage Homes Corp.	5,850	246,488	749,093

Steel - 5.44%
Reliance Steel & Aluminum Co.	2,400	184,673	594,720

Commercial Services – 4.77%
Paychex, Inc.	4,750	130,495	521,835

Insurance - 4.66%
Arthur J Gallagher & Co.	2,450	56,880	509,747

Computers - Networking - 4.63%
Cisco Systems, Inc.	10,700	160,237	505,575

Tobacco Products – 3.74%
Universal Corp.	7,450	297,131	408,931

Utilities – Natural Resources - 3.63%
Consolidated Water Co. Ltd.	23,500	276,520	397,150

Electronics Components – 3.23%
Avnet, Inc.	8,550	340,527	352,773

Foods & Beverages – 3.18%
Fresh Del Monte Produce Inc.	12,100	341,779	347,391

Real Estate & Related – 2.93%
Crown Castle Inc.	2,600	337,345	320,034

	Shares	Historical Cost	Fair Value

Level 1 – Common Stocks – 84.82%

Retail – Specialty – 2.81%
CVS Health Corp.	3,050	170,752	223,595
Zumiez Inc.*	4,800	105,530	83,928
		276,282	307,523

Electrical Equipment – 2.22%
Corning Inc.	7,300	66,773	242,506

Aerospace – 2.13%
AAR Corporation*	4,400	83,191	232,232

Industrial Services – 1.98%
Expeditors Int’l Washington	1,900	61,567	216,296

Semiconductors - 1.72%
Intel Corporation	5,000	85,565	155,300
Xperi Inc. *	3,420	90,148	32,456
		175,713	187,756

Retail - General – 1.68%
Amazon.com Inc. *	1,740	159,645	183,483

Telecommunications – 1.31%
Verizon Communications	3,700	180,520	143,671

Computers – Hardware - 1.26%
Western Digital Corp.*	4,000	187,535	137,760

Media – 0.60%
Adeia Inc.	8, 550	108,242	65,322

Pharmaceuticals – 0.46%
Viatris Inc.	5,350	83,781	49,915

Total Investments in Common Stocks		4,462,232	9,270,527

Level 1 – Cash & Equivalents - 15.18%

Schwab US Treasury Money Ultra -	13.78%	1,506,263	1,506,263

Schwab Bank -	1.40%	152,860	152,860
Bank Sweep Interest Rate 0.44%

Total Cash & Equivalents		1,659,123	1,659,123

Total Invested Assets		$6,121,355	$10,929,650

The accompanying notes are an integral part of these statements

6

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2023 (UNAUDITED)

Table of Industries

Industry	Fair Value	Percent

Aerospace	$232,232	2.13%
Building & Related	$749,093	6.85%
Commercial Services	$521,835	4.77%
Computers – Hardware	$137,760	1.26%
Computers – Networking	$505,575	4.63%
Computers – Software	$1,612,248	14.75%
Electrical Equipment	$242,506	2.22%
Electronics Components	$352,773	3.23%
Foods & Beverages	$347,391	3.18%
Industrial Services	$216,296	1.98%
Insurance	$509,747	4.66%
Media	$65,322	0.60%
Medical Products & Supplies	$1,184,566	10.84%
Pharmaceuticals	$49,915	0.46%
Real Estate & Related	$320,034	2.93%
Retail – General $ 183,483 1.68%
Retail – Specialty	$307,523	2.81%
Semiconductors	$187,756	1.72%
Steel	$594,720	5.44%
Telecommunications	$143,671	1.31%
Tobacco Products	$408,931	3.74%
Utilities – Natural Resources	$397,150	3.63%
Total Equities	$9,270,527	84.82%

Cash & Equivalents	$1,659,123	15.18%

Total Invested Assets	$10,929,650	100.00%

The accompanying notes are an integral part of these statements

7

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF OPERATIONS

FOR THE 6 MONTHS ENDED APRIL 30, 2023 (UNAUDITED)

INVESTMENT INCOME:
Dividend & Interest Income	$117,533

FEES AND EXPENSES:
Investment Adviser Fees	55,684
Legal and Professional	9,806
D&O/E&O Insurance	4,186
Dues and Subscriptions	2,024
Director’s Fees	1,200
State Income Taxes	175
Custodian Fees	150
Telephone	60
Licenses & Permits	29
Total expense	73,314
Net investment gain	44,219

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized gain from securities transactions	135,461
Change in unrealized appreciation, net	543,557
Net gain on investments	679,018
CHANGE IN NET ASSETS FROM OPERATIONS	$723,237

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	April 30,	October 31,
	2023*	2022
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$44,219	$(2,727)
Net realized income from securities transactions	135,461	603,559
Net change in unrealized appreciation (depreciation) of investments ,	543,557	(1,749,536)
Increase (decrease) in net assets from operations	723,237	(1,148,704)

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of capital gains	(603,583)	0
Distribution of ordinary income	(11,416)	0
Decrease in net assets from distributions to shareholders	(614,999)	0

CAPITAL SHARE TRANSACTIONS:
Shares Sold	129,061	87,214
Reinvestment of distributions to shareholders	614,999	0
Shares Redeemed	(1,263,219)	(22,820)
Increase (decrease) in net assets from capital share transactions (519,159)	64,394
TOTAL DECREASE IN NET ASSETS	(410,921)	(1,084,310)

NET ASSETS:
Beginning of period	11,341,882	12,426,192
End of period	$10,930,961	$11.341,882

*Unaudited

The accompanying notes are an integral part of these statements

8

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(PER SHARE DATA FOR A SHARE OUTSTANDING)

	Six Months Ended April 30,	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,
	2023*	2022	2021	2020	2019	2018

NET ASSET VALUE, beginning of period	$23.47	$25.85	$19.88	$21.20	$19.59	$20.78

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.10	(0.01)	(0.01)	0.04	0.12	0.11
Net gain (loss) on securities both realized and unrealized	1.50	(2.37)	6.03	(1.24)	2.46	0.02
Total from investment operations	1.60	(2.38)	6.02	(1.20)	2.58	0.13

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of ordinary income	(0.03)	0.00	(0.04)	(0.12)	(0.10)	(0.05)
Distribution of capital gains	(1.25)	0.00	(0.01)	0.00	(0.87)	(1.27)
Total Stock Dividend Distributions	(1.28)	0.00	(0.05)	(0.12)	(0.97)	(1.32)

NET ASSET VALUE, end of period	$23.79	$23.47	$25.85	$19.88	$21.20	$19.59

NET ASSETS**, end of period	$10,930,961	$11,341,882	$12,426,192	$10,000,845	$10,414,616	$9,129,793

*Unaudited

**Rounded

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(RATIOS AND SUPPLEMENTAL DATA)

	Six Months Ended April 30,		Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,
	2023*		2022	2021	2020	2019	2018

RATIO OF EXPENSES TO AVERAGE NET ASSETS**	0.67	%***	1.36%	1.37%	1.43%	1.50%	1.49%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS**	0.40	%***	(0.02)%	(0.02)%	0.22%	0.61%	0.53%

PORTFOLIO TURNOVER RATE**	5.00	%***	2.86%	0.71%	5.94%	16.04%	11.41%

TOTAL RETURN	7.23%		(9.24)%	30.34%	(5.71)%	14.23%	0.45%

*Unaudited

**Per share amounts calculated using the average shares method

***The ratios presented were calculated using operating data for the six-month period from November 1, 2022 to April 30, 2023.

The accompanying notes are an integral part of these statements

9

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2023 (UNAUDITED)

NOTE A - SCOPE OF BUSINESS

The Unrestricted Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Unrestricted Series, the Fund also offers the Greater Western New York Series.

The investment objective of the Series is to seek conservative long-term growth in capital. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of either amounts deposited in a bank sweep account which is federally insured or amounts deposited in a money market account which is not federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

10

ASSETS AT FAIR VALUE AS OF:

4/30/23
LEVEL 1
COMMON STOCKS	$9,270,527
CASH & EQUIVALENTS	$1,659,123
TOTALS BY LEVEL	$10,929,650

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations – Most expenses of the fund are either separately billed to each series or allocated under the board approved allocation of expenses.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The Series’tax returns are open for examination by the relevant tax authorities until expiration of the applicable statute of limitation which is generally three years after the filing of the tax return.

Distributions to Shareholders – The Series distributes to its shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders of the Series during the six months ended April 30, 2023 and during the year ended October 31, 2022 was as follows: The Series made a distribution of its ordinary income of $11,416 to its shareholders on December 27, 2022, in the form of stock dividends equal to 513.062 shares of stock. The Series made a distribution of its long term capital gains of $603,583 to its shareholders on December 27, 2022, in the form of stock dividends equal to 27,127.325 shares of stock.

11

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non –cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Series may include a return of capital that is estimated by management. Such amounts are recorded as reduction of the cost of investments or reclassified to capital gains.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

NOTE C – INVESTMENTS

For the six months ended April 30, 2023, the Series purchased $680,522 of common stock. The Series also purchased $1,500,000 of money market mutual funds. During the same period, the Series redeemed $547,733 of common stock. The Series also redeemed $2,394,932 in Treasury Bills.

At April 30, 2023, the tax basis components of unrealized appreciation were as follow: the gross unrealized appreciation for all securities totaled $5,068,310 and the gross unrealized depreciation for all securities totaled 260,015 or a net unrealized appreciation of $4,808,295.The aggregate cost of securities for federal income tax purposes at April 30, 2023 was $4,462,232.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund.

12

Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the six months ended April 30, 2023, the Fund paid investment adviser fees of $55,684.

As of April 30, 2023, the Fund had $9,189 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

Note G - RISKS AND UNCERTAINTIES

In the normal course of business, the Series invests in various investment securities. Investment securities are exposed to various risks such as interest rate, market and credit risks. Market risks include global events which could impact the value of investment securities, such as a pandemic or international conflict. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and such changes could materially affect the valuation of Series of the Fund.

13

NOTE H - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2021	480,630.950	$6,973,253

Shares sold during 2022	3,495.062	$87,214
Shares redeemed during 2022	(962.452)	(22,820)
Balance at October 31, 2022	483,163.560	$7,037,647

Shares sold during six months ended April 30, 2023	5,410.991	$129,061
Shares redeemed during six months ended April 30, 2023	(56,830.577)	(1,263,219)
Reinvestment of Distributions, December 27, 2022	27,640.387	614,999

Balance at April 30, 2023	459,384.361	$6,518,488

14

GREATER WESTERN NEW YORK SERIES

(A Series Within Bullfinch Fund, Inc.)

FINANCIAL STATEMENTS AS OF

APRIL 30, 2023

(UNAUDITED)

15

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2023 (UNAUDITED)

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $ 991,542	$2,009,112

Cash & Cash Equivalents	393,646

Accrued Interest and Dividends	2,378

Prepaid Expenses	658

Total Assets	2,405,794

LIABILITIES

Accrued Expenses	910

Due to Investment Adviser	2,190

Total Liabilities	3,100

NET ASSETS

Net assets at April 30, 2023	$2,402,694

COMPOSITION OF NET ASSETS

Net Capital Paid in on shares of Capital Stock	$1,571,252

Total Distributable Earnings	831,442

Net Assets (Equivalent to $22.88 per share based on 104,996.910 shares of stock outstanding)	$2,402,694

The accompanying notes are an integral part of these statements

16

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2023 (UNAUDITED)

		Historical	Fair
	Shares	Cost	Value

Level 1 – Common Stocks – 83.62%
*ASTERISK DENOTES A NON INCOME PRODUCING SECURITY

Aerospace - 10.29%
L3Harris Technologies Inc.	500	$24,989	$97,575
Moog, Inc. Class A	637	15,976	57,400
Northrop Grumman Corp	200	2,294	92,254
		43,259	247,229

Medical Products & Supplies - 8.83%
Bristol-Myers Squibb Co.	1,150	29,276	76,785
Integer Holdings Corp.*	850	17,417	69,998
Johnson & Johnson	400	22,617	65,480
		69,310	212,263

Electronics Components - 7.39%
Astronics Corp.*	7,000	40,691	103,180
Avnet, Inc.	1,800	71,690	74,268
		112,381	177,448

Banking & Finance – 7.20%
Citigroup, Inc.	1,600	73,288	75,312
Community Bank System	1,200	23,452	59,952
M &T Bank Corp.	300	29,839	37,740
		126,579	173,004

Utilities - Natural Resources - 6.22%
FirstEnergy Corp.	2,000	73,302	79,600
National Fuel Gas Co.	1,250	50,833	69,875
		124,135	149.475

Electrical Equipment – 6.08%
Corning, Inc.	2,200	26,502	73,084
Ultralife Corporation*	17,400	65,037	72,906
		91,539	145,990

Real Estate & Related - 5.03%
Life Storage Inc.	900	21,318	120,942

Commercial Services - 4.46%
Paychex, Inc.	975	25,852	107,113

Environmental Services - 4.23%
Harsco Corporation	14,800	72,649	101,676

Steel - 4.17%
Gibraltar Industries Inc.*	2,000	25,111	100,080

Foods & Beverages - 3.82%
Constellation Brands Inc.	400	2,509	91,788

		Historical	Fair
	Shares	Cost	Value

Level 1 – Common Stocks – 83.62%

Computers - Software - 3.55%
Oracle Corporation	900	12,070	85,248

Automotive – 3.15%
Monro Inc.	1,550	35,604	75,764

Retail - Specialty – 3.09%
CVS Health Corp.	600	33,590	43,986
Rite Aid Corp.*	14,400	72,179	30,240
		105,769	74,226

Computers - Services - 1.69%
Computer Task Group Inc.*	6,000	33,877	40,620

Airlines - 1.32%
Southwest Airlines Co.	1,050	19,813	31,805

Telecommunications – 1.13%
Verizon Communications	700	34,210	27,181

Instruments - 0.79%
Taylor Devices Inc.*	877	4,394	19,075

Metal Fabrication & Hardware – 0.75%
Graham Corporation *	1,400	15,140	18,018

Office Equipment - 0.23%
Xerox Holdings Corp.	350	12,742	5,485

Machinery - 0.15%
Columbus McKinnon Corp.	100	2,344	3,471

Industrial Materials - 0.05%
Servotronics, Inc.*	100	937	1,211

Total Investments in Securities		991,542	2,009,112

Level 1 – Cash & Equivalents -16.38%

Schwab US Treasury Money Ultra -	8.36%	200,806	200,806

Schwab Bank-	8.02%	192,840	192,840
Bank Sweep Interest Rate 0.44%

Total Cash & Equivalents		393,646	393,646

Total Invested Assets		$1,385,188	$2,402,758

The accompanying notes are an integral part of these statements

17

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES

APRIL 30, 2023 (UNAUDITED)

Table of Industries

Industry	Fair Value	Percent

Aerospace	$247,229	10.29%
Airlines	$31,805	1.32%
Automotive	$75,764	3.15%
Banking & Finance	$173,004	7.20%
Commercial Services	$107,113	4.46%
Computers – Services	$40,620	1.69%
Computers – Software	$85,248	3.55%
Electrical Equipment	$145,990	6.08%
Electronics Components	$177,448	7.39%
Environmental Services	$101,676	4.23%
Foods & Beverages	$91,788	3.82%
Industrial Materials	$1,211	0.05%
Instruments	$19,075	0.79%
Machinery	$3,471	0.15%
Medical Products & Supplies	$212,263	8.83%
Metal Fabrication & Hardware	$18,018	0.75%
Office Equipment	$5,485	0.23%
Real Estate & Related	$120,942	5.03%
Retail – Specialty	$74,226	3.09%
Steel	$100,080	4.17%
Telecommunications	$27,181	1.13%
Utilities – Natural Resources	$149,475	6.22%
Total Equities	$2,009,112	83.62%

Cash & Equivalents	$393,646	16.38%

Total Invested Assets	$2,402,758	100.00%

The accompanying notes are an integral part of these statements

18

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF OPERATIONS

FOR THE 6 MONTHS ENDED APRIL 30, 2023 (UNAUDITED)

INVESTMENT INCOME:
Dividends & Interest Income	$26,288

FEES AND EXPENSES:
Investment Adviser Fees	13,249
Dues and Subscriptions	1,224
Director’s Fees	1,200
Legal and Professional	1,194
D&O/E&O Insurance	466
State Taxes	175
Telephone	60
Licenses & Permits	29
Total expense	17,597
Net investment gain	8,691

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized loss from securities transactions	(13,374)
Change in unrealized depreciation, net	(42,627)
Net loss on investments	(56,001)
CHANGE IN NET ASSETS FROM OPERATIONS	$(47,310)

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	April 30,	October 31,
	2023*	2022
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment gain (loss)	$8,691	$(293)
Net realized (loss) gain from securities transactions	(13,374)	40,791
Net change in unrealized depreciation of investments	(42,627)	(109,047)
Change in net assets from operations	(47,310)	(68,549)

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of ordinary income	(2,334)	0
Distribution of capital gains	(40,789)	(62,799)
Decrease in net assets from distributions to shareholders	(43,123)	(62,799)

CAPITAL SHARE TRANSACTIONS:
Shares Sold	26,785	33,837
Reinvestment of Distributions to shareholders	43,123	62,799
Shares Redeemed	0	0
Increase in net assets from capital share transactions	69,908	96,636
TOTAL DECREASE IN NET ASSETS	(20,525)	(34,712)

NET ASSETS:
Beginning of period	2,423,219	2,457,931
End of period	$2,402,694	$2,423,219

*Unaudited

The accompanying notes are an integral part of these statements

19

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(PER SHARE DATA FOR A SHARE OUTSTANDING)

	Six Months Ended April 30,	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,
	2023*	2022	2021	2020	2019	2018

NET ASSET VALUE, beginning of period	$23.78	$25.09	$20.16	$23.28	$20.80	$22.23

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.08	0.00	(0.05)	0.01	0.03	(0.02)
Net (loss) gain on securities both realized and unrealized	(0.56)	(0.67)	6.28	(3.10)	2.48	(0.42)
Total from investment operations	(0.48)	(0.67)	6.23	(3.09)	2.51	(0.44)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of ordinary income	(0.02)	0.00	(0.01)	(0.03)	(0.03)	(0.06)
Distribution of capital gains	(0.40)	(0.64)	(1.29)	0.00	0.00	(0.93)
Total Stock Dividend Distributions	(0.42)	(0.64)	(1.30)	(0.03)	(0.03)	(0.99)

NET ASSET VALUE, end of period	$22.88	$23.78	$25.09	$20.16	$23.28	$20.80

NET ASSETS**, end of period	$2,402,694	$2,423,219	$2,457,931	$1,844,090	$2,084,120	$1,851,110

*Unaudited

** Rounded

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(RATIOS AND SUPPLEMENTAL DATA)

	Six Months Ended April 30,		Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,
	2023*		2022	2021	2020	2019	2018

RATIO OF EXPENSES TO AVERAGE NET ASSETS**	0.72	%***	1.44%	1.52%	1.54%	1.53%	1.61%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS**	0.36	%***	(0.01)%	(0.22)%	0.03%	0.12%	(0.08)%

PORTFOLIO TURNOVER RATE**	0.00	%***	10.00%	0.00%	5.61%	0.01%	2.32%

TOTAL RETURN	(1.93)%		(2.81)%	31.73%	(13.30)%	12.11%	(2.15)%

*Unaudited

**Per share amounts calculated using the average shares method

*** The ratios presented were calculated using operating data for the six-month period from November 1, 2022 to April 30, 2023.

The accompanying notes are an integral part of these statements

20

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS APRIL 30, 2023 (UNAUDITED)

NOTE A - SCOPE OF BUSINESS

The Greater Western New York Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Greater Western New York Series, the Fund also offers the Unrestricted Series.

The investment objective of the Series is to seek capital appreciation through the investment in common stock of companies with an important economic presence in the Greater Western New York Region. The Adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standard Board Accounting Standard Codification 946, Financial Services – Investment Companies.

Fair Value Measurements – ASC 820-10 establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Equivalents- Cash consists of either amounts deposited in a bank sweep account which is federally insured or amounts deposited in a money market account which is not federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

21

ASSETS AT FAIR VALUE AS OF:

4/30/23
LEVEL 1
COMMON STOCKS	$2,009,112
CASH & EQUIVALENTS	$393,646
TOTALS BY LEVEL	$2,402,758

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the SEC or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the Adviser. In performing its fair value pricing, the Adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the Adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations – Most expenses of the fund are either separately billed to each series or allocated under the board approved allocation of expenses.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The Series’tax returns are open for examination by the relevant tax authorities until expiration of the applicable statute of limitation which is generally three years after the filing of the tax return.

Distributions to Shareholders – The Series distributes to its shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders of the Series during the six months ended April 30, 2023 and during the year ended October 31, 2022 was as follows: The Series made a distribution of its ordinary income of $2,334 to its shareholders on December 27, 2022 in the form of stock dividends equal to 103.728 shares of stock. The Series made a distribution of its long term capital gains of $40,789 to its shareholders on December 27, 2022 in the form of stock dividends equal to 1,812.845 shares of stock. The Series made a distribution of its long term capital gains of $62,799 to its shareholders on December 27, 2021 in the form of stock dividends equal to 2,545.558 shares of stock.

22

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non–cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Series may include a return of capital that is estimated by management. Such amounts are recorded as reduction of the cost of investments or reclassified to capital gains.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

NOTE C – INVESTMENTS

For the six months ended April 30, 2023, the Series purchased $0 of common stock. The Series purchased $200,000 of money market mutual funds. During the same period, the Series redeemed $23,113 of common stock. The Series redeemed $300,000 in Treasury Bills.

At April 30, 2023, the tax basis components of unrealized appreciation were as follow: the gross unrealized appreciation for all securities totaled $1,092,832 and the gross unrealized depreciation for all securities totaled $75,262 or a net unrealized appreciation of $1,017,570. The aggregate cost of securities for federal income tax purposes at April 30, 2023 was $991,542.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund.

Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

23

During the six months ended April 30, 2023, the Fund paid investment adviser fees of $13,249.

As of April 30, 2023, the Fund had $2,190 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

As of April 30, 2023, three of the Series’ shareholders of record owned 50% of the outstanding shares. The Series may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Series in the same manner as a high volume of redemption requests. Significant shareholder purchases and redemptions may adversely impact the Series portfolio management and may cause the Series to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Series’ transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Series to perform differently than intended.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

Note G - RISKS AND UNCERTAINTIES

In the normal course of business, the Series invests in various investment securities. Investment securities are exposed to various risks such as interest rate, market and credit risks. Market risks include global events which could impact the value of investment securities, such as a pandemic or international conflict. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and such changes could materially affect the valuation of Series of the Fund.

24

NOTE H - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2021	97,954.831	$1,404,708
Shares sold during 2022	1,421.229	$33,837
Shares redeemed during 2022	0	0
Reinvestment of Distributions, December 27, 2021	2,545.558	62,799
Balance at October 31, 2022	101,921.618	$1,501,344
Shares sold during six months ended April 30, 2023	1,158.719	$26,785
Shares redeemed during six months ended April 30, 2023	0	0
Reinvestment of Distributions, December 27, 2022	1,916.573	43,123
Balance at April 30, 2023	104,996.910	$1,571,252

25